Item 77Q (1)(e) - Copies of any new or amended investment advisory contracts

The Form of Advisory Agreement between GuideStone Funds and GuideStone Capital Management, LLC is herein incorporated by reference to Post Effective Amendment No. 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-14-076542) ("PEA 53") as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and Schroder Investment Management North America, Inc. is herein incorporated by reference to PEA 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and Genesis Asset Managers, LLP and Genesis Investment Management, LLP is herein incorporated by reference to PEA 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and RREEF America L.L.C., Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited is herein incorporated by reference to PEA 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and Brown Advisory, LLC is herein incorporated by reference to PEA 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital
Management and RBC Global Asset Management (U.S.) Inc. is herein incorporated by reference to PEA 53 to the Registration
Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital
Management and Heitman Real Estate Securities, LLC is herein incorporated by reference to PEA 53 to the Registration
Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and Heitman International Real Estate Securities HK Limited is herein incorporated by reference to PEA 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital
Management and Heitman International Real Estate Securities GmbH is herein incorporated by reference to PEA 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-
14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital
Management and Parametric Portfolio Associates LLC is herein incorporated by reference to PEA 53 to the Registration
Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital
Management and Snow Capital Management L.P. is herein incorporated by reference to PEA 53 to the Registration
Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.

The Form of Sub-Advisory Agreement between GuideStone Capital Management and SailingStone Partners LLC is herein incorporated by reference to PEA 53 to the Registration Statement on Form N-1A (Accession No. 0001193125-14-076542) as filed with the SEC on February 28, 2014.